Exhibit 10.1
                                                        May 7, 1998


                          UAL CORPORATION

                    1998 RESTRICTED STOCK PLAN


1.   Purpose.
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           The purposes of the Plan are to attract and retain key
 employees of the Company and its Subsidiaries, to compensate them for their contributions to the growth and profits of the Company and its Subsidiaries and to encourage ownership by them of shares of Common Stock of the Company.

2.   Definitions.
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          (a)  "Company" shall mean UAL Corporation.

          (b) "Subsidiary" or "Subsidiaries" shall mean a corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

          (c)  "Board" shall mean the Board of Directors of the Company.

          (d) "Committee" shall mean, as applicable, the Compensation Administration Committee of the Board of Directors of the Company for all grants to any "officer" as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, and the Compensation Committee of the Board of Directors of the Company for all other grants.

          (e)  "Plan" shall mean the UAL Corporation 1998
Restricted Stock Plan.

          (f)  "Restricted Share" shall mean a share of Common
Stock of the Company, par value $.01 per share ("Common Stock") allocated to a Recipient pursuant to the Plan.

          (g) "Recipient" shall mean an employee of the Company or a Subsidiary to whom Restricted Shares are allocated pursuant to the Plan and shall be deemed to include such Recipient's estate and the beneficiaries of such estate as the context may require.

3.   Restricted Shares Available Under the Plan.
     ------------------------------------------

          (a) Subject to the provisions of Section 3(b), the maximum number of shares of Common Stock that may be delivered to Recipients and their beneficiaries shall be equal to 309,120, plus any shares that are represented by awards granted under the 1988 Restricted Stock Plan ("Prior Plan") that are forfeited, canceled, or are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation (1). To the extent shares of Common Stock are not delivered to a Recipient or beneficiary with respect to an award of Restricted Shares because the award is forfeited or canceled, or are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. All shares granted under the Plan shall be treasury shares.

          (b) In the event of any merger, consolidation, reorganization, recapitalization, or other change in corporate structure of the Company, appropriate adjustment shall be made in the aggregate number and type of Restricted Shares which may be allocated under the Plan and to the number and type of Restricted Shares allocated to any individual. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final. No fractional shares of stock shall be allocated or authorized by any such adjustment. In the event of a stock dividend or stock split, the aggregate number of shares which may be allocated to any individual shall be proportionately adjusted.

4.   Eligibility and Making of Allocations.
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          (a) Any officer or key employee of the Company or any
Subsidiary shall be eligible to receive one or more allocations of Restricted Shares pursuant to the Plan.

          (b) The Committee shall from time to time select those employees who will receive allocations and determine the number of Restricted Shares subject to each such allocation.

5.   Form of Allocations.
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          Each allocation shall specify the number of Restricted
Shares subject thereto. At the time of making any allocation, the Committee or its designee shall advise the Recipient thereof by delivery of written notice in the form prescribed by the Committee.

6.   Action Required.
     ---------------

          The Recipient shall deliver to the Company an agreement in writing, by such Recipient, in form and substance as prescribed by the Committee, together with a stock power, duly endorsed in blank, relating to such Restricted Shares.

7.   Restrictions.
     ------------

          (a) During the Restricted Period (as hereinafter defined), Recipient shall not sell, assign, exchange, transfer, pledge, hypothecate or otherwise dispose of or encumber any of the Restricted Shares. Upon allocation, however, Recipient shall thereupon be a stockholder with respect to all shares allocated and shall have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions.

          (b) The term "Restricted Period" with respect to Restricted Shares shall mean any period as set by the Committee, not to exceed ten years, said period to end sooner, upon the occurrence of any of the following:

               (i) the dissolution of the Company, or any merger or consolidation of the Company where the Company is not the surviving corporation and the surviving corporation does not agree to exchange the Restricted Shares outstanding hereunder for shares of stock or securities of which it is the issuer having an aggregate value equal to the aggregate value of such Restricted Shares;

               (ii) a determination by the Committee at any time to accelerate or terminate such Restricted Period, but only to the extent of such determination.

          (c) Unless and to the extent the Committee determines to end the Restricted Period with respect to any such Restricted Shares pursuant to Section 7(b)(ii ), if a Recipient ceases to be an employee of the Company or any Subsidiary for any reason, all of such Recipient's Restricted Shares which at such time remain subject to the restrictions imposed hereunder shall be forfeited and returned to the Company, and the Restricted Share reserve shall be increased by the number of shares returned and such Restricted Shares may again be subject to allocations under the Plan.

          (d) The restrictions set forth in Section 7(c) shall lapse with respect to Restricted Shares when the Restricted Period applicable to such shares expires, as described in Section 7(b).

_______________________________
(1) The 309,120 number represents the number of shares reserved for grant under Prior Plan which have not been granted as of May 7, 1998. The total number of restricted shares outstanding under grants made under Prior Plan is 157,680.


 8.  Administration.
     --------------

          The Committee shall administer the Plan and construe its provisions. The Committee is authorized, in its discretion and subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan, to determine such other terms and conditions of Restricted Shares, and to make such other determinations and interpretations and to take such action in connection with the Plan as it deems necessary or advisable. All determinations by the Committee in carrying out, administering or construing this Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

9.   Limitations.
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          (a)  Except as provided herein, no person shall at any
time have any right to receive an allocation of Restricted Shares hereunder, and no person shall have authority to enter into an agreement for the making of an allocation hereunder or to make any representation or warranty with respect thereto without the approval of the Committee and the Board.

          (b) Recipients of allocations shall have no rights in respect thereof except as set forth in the Plan. No Recipient shall have any rights as a stockholder with respect to any shares reserved for allocation hereunder nor shall any such shares be earmarked for any Recipient prior to the date of delivery of such shares.

          (c) Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in employment with the Company or any Subsidiary.

10.  Amendment, Suspension, Extension or Termination of the Plan in
     --------------------------------------------------------------
     Whole or in Part.
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          The Board may amend, suspend, extend or terminate the
Plan in whole or in part at any time, provided that such amendment, suspension, extension or termination shall not, without a Recipient's consent, affect adversely such Recipient's rights with respect to allocations of Restricted Shares theretofore made.

11.  Withholding.
     -----------

         The Company shall be entitled to withhold the amount of taxes which the Company deems necessary to satisfy any applicable federal, state and local tax withholding obligations arising from allocations of or the lapse of restrictions on Restricted Shares under the Plan, or to make other appropriate arrangements with Recipients to satisfy such obligations. At the discretion of the Committee, the Company may deduct or withhold from any transfer or payment to a Recipient, or may receive payment from a Recipient, in the form of cash or other property, including shares of Common Stock of the Company. If such withholding is satisfied with Restricted Shares for which the applicable Restricted Period has lapsed, the Restricted Shares reserve shall be increased by the amount of the shares so withheld and may again be subject to allocations under the Plan.

12.   Effective Date and Term of Plan.
      -------------------------------

          (a)  The Plan was adopted by the Board on May 7, 1998.

          (b) The Plan shall terminate ten (10) years after the date of its adoption by the Board, unless terminated sooner or extended later by the Board. No Restricted Shares may be allocated under the Plan after its termination date, but the Plan shall continue in effect with respect to all Restricted Shares which, as of such termination date, have been allocated under the Plan.